UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RUSH ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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555 IH 35 SOUTH
NEW BRAUNFELS, TEXAS 78130

August     , 2007

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Rush Enterprises, Inc.  The Special Meeting will be held on Thursday, September 20, 2007, at 10:00 a.m., local time, in the main conference room at the Company’s executive offices, which are located at 555 IH 35 South, Suite 500, New Braunfels, Texas 78130.  The formal Notice of Special Meeting of Shareholders is set forth in the enclosed materials.

The matters that we expect to act upon at the meeting are described in the attached proxy statement.  It is important that your views be represented whether or not you are able to be present at the Special Meeting.  Please sign and return the enclosed proxy card promptly.

We appreciate your investment in Rush Enterprises, Inc. and urge you to return your proxy card as soon as possible.

Sincerely,

W. Marvin Rush

Chairman

RUSH ENTERPRISES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Rush Enterprises, Inc. (the “Company”) will be held on Thursday, September 20, 2007, at 10:00 a.m., local time, in the main conference room at the Company’s executive offices, which are located at 555 IH 35 South, Suite 500, New Braunfels, Texas 78130, for the following purposes:

1.               to consider and vote upon a proposal to amend the Company’s Restated Articles of Incorporation to increase the total number of shares of Class A common stock that the Company is authorized to issue from 40,000,000 to 60,000,000 and to increase the total number of shares of Class B common stock that the Company is authorized to issue from 10,000,000 to 20,000,000; and

2.               to consider and act upon any other matter that may properly come before the meeting or any adjournments or postponements thereof.

Information with respect to the above matters is set forth in the proxy statement that accompanies this Notice of Special Meeting of Shareholders.

The Company’s Board of Directors fixed the close of business on August 13, 2007, as the record date for determining shareholders entitled to receive notice of and to vote at the Special Meeting.  The Company will maintain a list of shareholders entitled to vote at the Special Meeting at the Company’s principal executive offices during ordinary business hours for ten days prior to the Special Meeting.  Any shareholder may examine the list for any purpose relevant to the Special Meeting during the ten-day period.  The list will also be available for examination throughout the duration of the Special Meeting.

By Order of the Board of Directors,

W. MARVIN RUSH

Chairman

San Antonio, Texas

August     , 2007

IMPORTANT

You are cordially invited to attend the Special Meeting in person.  Even if you plan to be present, please mark, sign, date and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States.

RUSH ENTERPRISES, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on September 20, 2007

General Information

This Proxy Statement and the accompanying proxy card are furnished to the shareholders of Rush Enterprises, Inc., a Texas corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held Thursday, September 20, 2007, at 10:00 a.m., local time, in the main conference room at the Company’s executive offices, which are located at 555 IH 35 South, Suite 500, New Braunfels, Texas 78130, and at any adjournments or postponements thereof, for the purposes set forth in the preceding Notice of Special Meeting of Shareholders.

Who Can Vote, Outstanding Securities

The securities of the Company entitled to vote at the Special Meeting consist of shares of Class A common stock, $.01 par value per share (the “Class A Common Stock”), and shares of Class B common stock, $.01 par value per share (the “Class B Common Stock”).  The Class A Common Stock and the Class B Common Stock are sometimes collectively referred to in this Proxy Statement as the “Common Stock.”  At the close of business on August 13, 2007 (the “Record Date”), there were outstanding and entitled to vote           shares of Class A Common Stock and            shares of Class B Common Stock.  The holders of record of Class B Common Stock on the Record Date will be entitled to one vote per share, and the holders of record of Class A Common Stock on the Record Date will be entitled to 1/20th of one vote per share.  Please refer to the section entitled “Quorum and Required Vote” for further information on the separate class vote required to approve the proposal to amend the Company’s Restated Articles of Incorporation.

This Proxy Statement and the related proxy card are being mailed on or about             , 2007, to the holders of our Common Stock on the Record Date.

How You Can Vote

Shareholders of record on the Record Date are eligible to vote at the Special Meeting using one of the following methods:

•                  Voting in Person. To vote in person, you must attend the Special Meeting and follow the procedures for voting announced at the Special Meeting; or

•                  Voting by Mail. To vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided.

Properly executed proxies received in time for the Special Meeting will be voted in the manner directed therein.  If your proxy card is signed and returned without specifying choices, the shares represented by the proxy card will be voted “FOR” the proposal to amend the Company’s Restated Articles of Incorporation.  Management of the Company does not know of any other matters that may be brought before the Special Meeting.  However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy card as proxy holders, Steven L. Keller and Martin A. Naegelin, Jr., will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

How You May Revoke or Change Your Vote

If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary of the Company at the Company’s executive offices at any time before the enclosed proxy card is voted.  Shareholders attending the Special Meeting may revoke their prior proxies and vote in person; however, personal attendance at the Special Meeting without voting or revoking a proxy will not automatically revoke such proxy.  The Company’s executive offices are located at 555 IH 35 South, Suite 500, New Braunfels, Texas 78130, and the Company’s mailing address is P.O. Box 34630, San Antonio, Texas 78265-4630.

Quorum and Required Vote

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or in person at the Special Meeting.  The inspector of elections will also determine whether or not a quorum is present.  The holders of a majority of the aggregate voting power represented by the shares of Class A Common Stock and Class B Common Stock, taken together, issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting; in addition, the presence, in person or represented by proxy, of a majority of the shares of the Class A Common Stock entitled to vote at the meeting and a majority of the shares of the Class B Common Stock entitled to vote at the meeting are also required to act with respect to the amendment to the Company’s Restated Articles of Incorporation.  Shares held by persons attending the Special Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and “broker non-votes” will be counted as present for purposes of determining a quorum.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares.

The proposal to amend the Company’s Restated Articles of Incorporation requires the approval of all of the following:

•                  the holders of a majority of the aggregate voting power represented by the shares of Class A Common Stock and Class B Common Stock, taken together, entitled to vote at the Special Meeting;

•                  the holders of a majority of the shares of Class A Common Stock, voting as a separate class, entitled to vote at the Special Meeting; and

•                  the holders of a majority of the shares of Class B Common Stock, voting as a separate class, entitled to vote at the Special Meeting.

Abstentions will have the effect of a vote against the proposal to amend the Company’s Restated Articles of Incorporation.  Approval of the proposal to amend the Company’s Restated Articles of Incorporation is a routine matter on which the Company expects that brokers will be entitled to vote without receiving instructions from the beneficial owner of the applicable shares; however, if a broker submits a “non-vote,” it will have the same effect as a vote against this proposal.

As of the Record Date, directors and executive officers of the Company beneficially owned (excluding currently exercisable options) an aggregate of approximately             shares of Class A Common Stock and            shares of Class B Common Stock, representing approximately      % of the outstanding shares of Class A Common Stock, approximately       % of the outstanding shares of Class B Common Stock and approximately        % of the aggregate voting power represented by the shares of Class A Common Stock and Class B Common Stock, taken together, entitled to vote on the proposal to amend the Company’s Restated Articles of Incorporation.  The Company believes that the directors and executive officers of the Company currently intend to vote their shares in favor of such proposal.

Costs of Solicitation

The Company will pay the cost of solicitation of proxies.  In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Company, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, facsimile and other electronic means.  Upon request, the Company will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Special Meeting to the beneficial owners of our Common Stock.

MATTERS TO COME BEFORE THE SPECIAL MEETING

PROPOSAL 1: AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

The Board has determined that it is in the Company’s best interest and in the best interest of the Company’s shareholders to amend the Company’s Restated Articles of Incorporation to increase the total number of shares of Class A Common Stock that the Company is authorized to issue from 40,000,000 to 60,000,000 and to increase the total number of shares of Class B Common Stock that the Company is authorized to issue from 10,000,000 to 20,000,000. The Board unanimously approved the proposed amendment to the Company’s Restated Articles of Incorporation, in substantially the form attached hereto as Exhibit A (the “Amendment”), declared it to be advisable and hereby seeks the approval of the Amendment by the Company’s shareholders.

If the Amendment is approved by the Company’s shareholders, the Amendment will become effective upon the filing of articles of amendment with the Secretary of State of the State of Texas, which filing is expected to occur promptly after the Special Meeting.

Purpose of the Amendment

The purpose of the Amendment is to increase the authorized shares of Class A Common Stock from 40,000,000 to 60,000,000 and to increase the authorized shares of Class B Common Stock from 10,000,000 to 20,000,000.  The Amendment will not increase the number of shares of preferred stock that the Company is authorized to issue.  The additional authorized shares could be used by the Company for business and financial purposes, as determined by the Board from time to time to be necessary or desirable.  Subject to favorable market conditions and approval of the Amendment, the Company currently plans to use a number of the additional shares of Common Stock to effect a three-for-two stock split, in the form of a stock dividend payable on all outstanding shares of Class A Common Stock and Class B Common Stock.  While the Board anticipates approving a three-for-two stock split in the future, the final decision on when or whether to implement a stock split and the magnitude of the stock split will be based on market conditions and remain in the Board’s sole discretion.  Shareholder approval of a stock split effected in the form of a stock dividend is not required under Texas law, is not being solicited by this Proxy Statement and will not be solicited in the future in order to effect the stock split.

If the Amendment is not approved by the Company’s shareholders, we will not be able to complete the stock split.

The objective of a stock split would be to lower the market price of the Common Stock in inverse proportion to the stock split.  Such lower price would be expected to increase the liquidity and broaden the marketability of the Common Stock to a larger group of investors. The Board may decide, however, in the best interests of the Company and due to market conditions or otherwise, not to effect a stock split. Therefore, no assurances can be given that the Board will effect a stock split, even if the Amendment is approved.

If a three-for-two stock split is effected, each holder of Class A Common Stock would receive a dividend of one additional share of Class A Common Stock for every two shares of Class A Common Stock held by such shareholder on the record date for the stock split that would be established by the Board (the “Stock Split Record Date”).  Similarly, each holder of Class B Common Stock would receive a dividend of one additional share of Class B Common Stock for every two shares of Class B Common Stock held by such shareholder on the Stock Split Record Date.  In addition, the Company’s outstanding stock options, if any, would be proportionately adjusted such that the number of shares underlying the Company’s outstanding stock options would be increased and the exercise price would be proportionately reduced. The additional shares of Common Stock issued in a stock split will be listed on the NASDAQ® Global Select Market.

As of the Record Date, there were            shares of Class A Common Stock and            shares of Class B Common Stock outstanding and held by the Company’s shareholders (exclusive of            shares of Class A Common Stock and            shares of Class B Common Stock held in treasury).  In addition to these shares, as of the Record Date, there were            shares of Class A Common Stock and            shares of Class B Common Stock reserved for issuance under the Company’s equity compensation plans.

Other possible business and financial uses for the additional shares of Common Stock include, without limitation, future stock splits, raising capital through the sale of Common Stock, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under the Company’s various equity compensation plans, and other transactions and corporate purposes that the Board deems are in the Company’s best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further shareholder approval and holding a special shareholders’ meeting before such issuance(s) could proceed, except as provided under Texas law or under the rules of the NASDAQ® Global Select Market. Other than a possible stock split and issuances pursuant to employee benefit plans, as of the date of this Proxy Statement the Company has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal. However, the Company reviews and evaluates potential capital-raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interest of the Company and its shareholders.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized Class A Common Stock and Class B Common Stock would have rights identical to the currently outstanding shares of Class A Common Stock and Class B Common Stock, respectively.  Adoption of the Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders.  The proposed stock split, should it be effected, would reduce the Company’s earnings per share but would not affect voting rights of current shareholders, as each shareholder would continue to hold the same percentage interest in the Company.  However, to the extent that the additional authorized shares of Common Stock are issued in the future outside of the proposed stock split, they may decrease existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing shareholders and have a negative effect on the market price of the Common Stock.  The future issuance of Class B Common Stock, which is entitled to one vote per share, as opposed to the Class A Common Stock, which is entitled to 1/20th of one vote, would be particularly dilutive to the voting rights of the existing holders of Class A Common Stock.  Current shareholders have no preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares, particularly the higher vote Class B Common Stock, to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company.  For example, without further shareholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.  Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

The Company could also use the additional shares of Common Stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so.  The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock.  Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company’s business and financial results.

The Board of Directors unanimously recommends a vote “FOR” the amendment to the Company’s Restated Articles of Incorporation.

PRINCIPAL SHAREHOLDERS

The table below sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 2, 2007 by:

•                                          each person or entity known by us to beneficially own five percent (5%) or more of either class of Common Stock;

•                                          each director and named executive officer; and

•                                          all of our directors and executive officers as a group.

Unless otherwise stated, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Beneficial ownership of our Common Stock has been determined in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).  The percentage of total voting power is based on 1/20th of one vote for each share of Class A Common Stock and one vote for each share of Class B Common Stock owned by each person.

Beneficial Ownership

	Class A Common Stock		Class B Common Stock		% Total
Name and Address(1)	Shares	% of Class	Shares	% of Class	Voting Power(2)

W. Marvin Rush(3)	15,565	*	2,776,614	33.5	30.3
Munder Capital Management (4)	—	*	1,296,484	15.7	14.1
Wasatch Advisors, Inc. (5)	—	*	520,946	6.3	5.7
Lord, Abbett & Co. LLC(6)	3,060,593	17.2	—	*	*
Barclays Global Investors, NA(7)	1,452,157	8.2	—	*	*
Dimensional Fund Advisors LP (8)	1,411,249	8.0	—	*	*
John D. Rock(9)	60,000	*	10,000	*	*
Ronald J. Krause(10)	80,000	*	30,000	*	*
Harold D. Marshall(11)	80,000	*	—	*	*
Thomas A. Akin(12)	61,000	*	—	*	*
W.M. “Rusty” Rush(13)	26,358	*	40,194	*	*
Daryl J. Gorup	1,453	*	—	*	*
David C. Orf	1,031	*	—	*	*
Martin A. Naegelin, Jr.(14)	13,334	*	4,334	*	*
All executive officers and directors as a group (fifteen persons, including the executive officers and directors listed above)	346,700	2.0	2,861,726	34.6	31.4

  *            Represents less than 1% of the issued and outstanding shares of Common Stock or total voting power.

 (1)                               Except as otherwise noted, the address of the named beneficial owner is 555 IH 35 South, Suite 500, New Braunfels, Texas 78130.

 (2)                               Based on a total of 17,312,715 shares of Class A Common Stock and 8,137,278 shares of Class B Common Stock issued and outstanding on August 2, 2007, plus vested options issued under the Company’s Amended and Restated 1997 Non-Employee Director Stock Option Plan (the “1997 Non-Employee Director Stock Option Plan”) and the Company’s 2006 Non-Employee Director Stock Option Plan (the “2006 Non-Employee Director Stock Option Plan”), vested options and options that will vest within 60 days of August 2, 2007, issued under the Rush Enterprises, Inc. Long-Term Incentive Plan (the “1996 Long-Term Incentive Plan”), and vested options that are issued outside of any Company plan.

 (3)                               Includes 1,833 shares of Class A Common Stock and 2,001,833 shares of Class B Common Stock held by 3MR Partners, L.P., of which W. Marvin Rush is the general partner, and 13,732 shares of Class A Common Stock and 38,231 shares of Class B Common Stock issuable upon the exercise of options granted to W. Marvin Rush pursuant to the 1996 Long-Term Incentive Plan.  W. Marvin Rush is the beneficial owner of the shares held by 3MR Partners, L.P.

 (4)                               Munder Capital Management has (i) sole voting power of 1,286,934 shares of Class B Common Stock, and (ii) sole dispositive power of 1,296,484 shares of Class B Common Stock.  The address of Munder Capital Management is 480 Pierce Street, Birmingham, Michigan 48009.  This information is based solely on information contained in Schedule 13G filed with the SEC on February 14, 2007.  Munder Capital Management is not affiliated with the Company or any member of the Company’s management.  The Company does not know what natural person or public company has the ultimate voting or investment control over the shares held by Munder Capital Management.

 (5)                               Wasatch Advisors, Inc. has (i) sole voting power of 520,946 shares of Class B Common Stock, and (ii) sole dispositive power of 520,946 shares of Class B Common Stock.  The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.  This information is based solely on information contained in Schedule 13G filed with the SEC on February 15, 2007.  Wasatch Advisors, Inc. is not affiliated with the Company or any member of the Company’s management.  The Company does not know what natural person or public company has the ultimate voting or investment control over the shares held by Wasatch Advisors, Inc.

 (6)                               Lord, Abbett & Co. LLC has (i) sole voting power of 2,747,193 shares of Class A Common Stock, and (ii) sole dispositive power of 3,060,593 shares of Class A Common Stock. The address of Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey 07302.  This information is based solely on information contained in Schedule 13G filed with the SEC on February 14, 2007.  Lord, Abbett & Co. LLC is not affiliated with the Company or any member of the Company’s management.  The Company does not know what natural person or public company has the ultimate voting or investment control over the shares held by Lord, Abbett & Co. LLC.

 (7)                               Barclays Global Investors, NA has (i) sole voting power of 1,354,689 shares of Class A Common Stock, and (ii) sole dispositive power of 1,452,157 shares of Class A Common Stock.  The address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, California 94105.  This information is based solely on information contained in Schedule 13G filed with the SEC on January 23, 2007.  Barclays Global Investors, NA is not affiliated with the Company or any member of the Company’s management.  The Company does not know what natural person or public company has the ultimate voting or investment control over the shares held by Barclays Global Investors, NA.

 (8)                               Dimensional Fund Advisors LP has (i) sole voting power of 1,411,249 shares of Class A Common Stock, and (ii) sole dispositive power of 1,411,249 shares of Class A Common Stock. The address of Dimensional Fund Advisors LP is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.  This information is based solely on information contained in Schedule 13G/A filed with the SEC on February 9, 2007. Dimensional Fund Advisors LP is not affiliated with the Company or any member of the Company’s management.  The Company does not know what natural person or public company has the ultimate voting or investment control over the shares held by Dimensional Fund Advisors LP.

 (9)                               Includes 60,000 shares of Class A Common Stock to be issued upon the exercise of options granted pursuant to the 1997 Non-Employee Director Stock Option Plan and the 2006 Non-Employee Director Stock Option Plan.

(10)                            Includes 80,000 shares of Class A Common Stock and 10,000 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the 1997 Non-Employee Director Stock Option Plan and the 2006 Non-Employee Director Stock Option Plan and 20,000 shares of Class B Common Stock to be issued upon the exercise of options granted outside of any Company plan.

(11)                            Includes 80,000 shares of Class A Common Stock to be issued upon the exercise of options granted pursuant to the 1997 Non-Employee Director Stock Option Plan and the 2006 Non-Employee Director Stock Option Plan.

(12)                            Includes 60,000 shares of Class A Common Stock to be issued upon the exercise of options granted pursuant to the 1997 Non-Employee Director Stock Option Plan and the 2006 Non-Employee Director Stock Option Plan.

(13)                            Includes 24,317 shares of Class A Common Stock and 38,153 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the 1996 Long-Term Incentive Plan.

(14)                            Includes 11,334 shares of Class A Common Stock and 2,334 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the 1996 Long-Term Incentive Plan.

OTHER BUSINESS

Shareholder Nominations of Candidates for Director

Any shareholder wishing to recommend a candidate for consideration as a director nominee must submit the recommendation in writing not later than the close of business on the 90th day, and not earlier than the close of business on the 120th day, prior to the first anniversary of the date on which the Company first mailed its proxy statement for the immediately preceding year’s Annual Meeting of Shareholders to Rush Enterprises, Inc. – Nominating and Governance Committee, 555 IH 35 South, New Braunfels, Texas 78130.  Therefore, to submit a candidate for consideration as a director nominee for the 2008 Annual Meeting of Shareholders, a shareholder must submit a written recommendation of the nominee no earlier than December 27, 2007, and no later than January 28, 2008.  The written recommendation must contain the following information:

•                                          the name and address of the shareholder making the nomination and the name and address of the person or persons to be nominated;

•                                          the number of shares of Class A Common Stock and Class B Common Stock that the shareholder owns and is entitled to vote at the annual meeting;

•                                          a description of all arrangements or understandings (if any) between the shareholder and each nominee, or other person (naming such person) by or under which the nominations are to be made;

•                                          information about each nominee that would be required to be included in a proxy statement filed under the current rules and regulations of the SEC; and

•                                          the consent of each nominee to serve as a director of the Company if elected.

The Company’s Nominating and Governance Committee will consider all candidates recommended by shareholders who comply with the foregoing procedures.  The Nominating and Governance Committee, in its sole discretion, will determine whether the candidates recommended by shareholders are qualified to become a member of the Company’s Board of Directors.  Candidates recommended by shareholders are evaluated on the same basis as candidates recommended by the Company’s directors, Chairman, Chief Executive Officer, other executive officers, third-party search firms and other sources.

Minimum Qualifications for Director Nominees and Board Member Attributes

Persons considered for Board positions should, at a minimum, possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s shareholders.  To comply with regulatory requirements, a majority of the Board members must qualify as independent members under the listing standards of the NASDAQ® Global Select Market, and one or more members of the Company’s Audit Committee must qualify as an “Audit Committee Financial Expert” as such term is defined by applicable regulations of the SEC.

Proposals for 2008 Annual Meeting

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy statement for its 2008 Annual Meeting of Shareholders is December 27, 2007.  The proposal should be sent to the Secretary of the Company.  For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the 2008 Annual Meeting of Shareholders, timely notice thereof must be received by the Company no earlier than December 27, 2007, and no later than January 28, 2008.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Special Meeting other than those described above.  However, if any other matters should properly come before the Special Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors,

W. MARVIN RUSH

Chairman

San Antonio, Texas

August     , 2007

Exhibit A

Form of Articles of Amendment to the
Restated Articles of Incorporation of Rush Enterprises, Inc.

ARTICLES OF AMENDMENT TO THE
RESTATED ARTICLES OF INCORPORATION OF
RUSH ENTERPRISES, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act (the “TBCA”), Rush Enterprises, Inc., a Texas corporation (the “Corporation”), adopts the following Articles of Amendment to the Restated Articles of Incorporation:

1.                                       The name of the corporation is Rush Enterprises, Inc.

2.                                       The Restated Articles of Incorporation of the Corporation are hereby amended by deleting the first paragraph of Article Four thereof in its entirety and replacing in lieu thereof a new first paragraph of Article Four, reading in its entirety as follows:

“ARTICLE FOUR

The total number of shares of all classes of stock which the corporation shall be authorized to issue is 81,000,000 shares, divided into the following:  (i) 1,000,000 shares of preferred stock, of the par value $.01 per share (“Preferred Stock”), (ii) 60,000,000 shares of Class A Common Stock, of the par value $.01 per share (“Class A Common Stock”) and (iii) 20,000,000 shares of Class B Common Stock, of the par value $.01 per share (“Class B Common Stock”).”

3.                                       This amendment has been approved in the manner required by the TBCA and the constituent documents of the Corporation.

4.                                       These Articles of Amendment to the Restated Articles of Incorporation shall become effective when filed with the Secretary of State of the State of Texas.

[Signature page follows]

Rush Enterprises, Inc. has caused these Articles of Amendment to the Restated Articles of Incorporation to be executed on the               day of             , 2007, by its duly authorized officer.

RUSH ENTERPRISES, INC.

By:
W.M. “Rusty” Rush
Chief Executive Officer

RUSH ENTERPRISES, INC.

PROXY – SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 20, 2007

This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of Rush Enterprises, Inc. (the “Company”) hereby appoints Steven L. Keller and Martin A. Naegelin, Jr., and each of them, with full power of substitution, proxies of the undersigned to vote at the Special Meeting of Shareholders of the Company to be held on Thursday, September 20, 2007, at 10:00 a.m., local time, in the main conference room at the Company’s executive offices, which are located at 555 IH 35 South, Suite 500, New Braunfels, Texas 78130, and at any adjournments or postponements thereof, the number of votes that the undersigned would be entitled to cast if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matters and in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposal to amend the Company’s Restated Articles of Incorporation.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF SHAREHOLDERS OF

RUSH ENTERPRISES, INC.

September 20, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible

Please detach along perforated line and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE; PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ☒

(1)                                  PROPOSAL TO AMEND THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF CLASS A COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 40,000,000 TO 60,000,000 AND TO INCREASE THE TOTAL NUMBER OF SHARES OF CLASS B COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 10,000,000 TO 20,000,000.

FOR	AGAINST	ABSTAIN

☐	☐	☐

As more particularly described in the Proxy Statement, dated August [     ], 2007, relating to such meeting, receipt of which is hereby acknowledged.  The undersigned shareholder also acknowledges receipt of the Notice of Special Meeting of Shareholders.

The Board of Directors Recommends a Vote FOR Proposal 1.

To change the address on your account, please check the box and indicate your new address in the space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Shareholder Signature	Date:	Shareholder Signature	Date:

Note:                Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian or in another representative capacity, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in partnership name by an authorized person.